Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended June 30, 2015

Second Quarter 2015

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Second Quarter 2015

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous office building.

BOARD OF DIRECTORS
Anthony E. Malkin	William H. Berkman	Alice M. Connell
Chairman and Chief Executive Officer	Director, Chair of Compensation and Nominating/Corporate Governance Committees	Director, Chair of Finance Committee

Thomas J. DeRosa	Steven J. Gilbert	S. Michael Giliberto
Director	Director, Lead Director	Director, Chair of Audit Committee

James D. Robinson IV
Director

EXECUTIVE MANAGEMENT
Anthony E. Malkin	John B. Kessler	Thomas P. Durels
Chairman and Chief Executive Officer	President and Chief Operating Officer	Executive Vice President and Director of Leasing and Operations

David A. Karp	Thomas N. Keltner, Jr.
Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	New York Stock Exchange
One Grand Central Place	David A. Karp	Trading Symbol: ESRT
60 East 42nd Street	IR@empirestaterealtytrust.com
New York, NY 10165 www.empirestaterealtytrust.com
(212) 687-8700

Second Quarter 2015

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenue	$164,773	$151,882	$170,411	$169,441	$155,168
EBITDA (1)	$84,434	$64,941	$79,846	$83,698	$71,911
Cash net operating income (1)	$84,926	$67,656	$78,161	$82,379	$66,994
Net income	$26,585	$7,888	$10,964	$22,734	$25,281
Core funds from operations (“Core FFO”) (1)	$68,255	$52,670	$65,212	$65,094	$55,408
Core funds available for distribution (“Core FAD”) (1)	$55,903	$42,645	$49,546	$49,008	$39,236
Core FFO per share - diluted	$0.26	$0.20	$0.25	$0.25	$0.23
Core FAD per share - diluted	$0.21	$0.16	$0.19	$0.19	$0.16
Dividends declared and paid per share	$0.085	$0.085	$0.085	$0.085	$0.085

Portfolio Statistics:
Number of properties	20	20	20	20	18
Total rentable square footage	10,042,025	10,018,399	10,014,264	10,024,329	8,371,044
Percent occupied (2)	88.0%	87.6%	88.6%	88.7%	88.6%

Observatory Metrics:
Number of visitors	1,165,000	622,000	997,000	1,405,000	1,222,000
Change in visitors year over year	-4.7%	-6.3%	1.8%	0.9%	3.8%
Observatory revenues	$30,600	$18,223	$28,167	$35,684	$30,389
Change in revenues year over year	0.7%	5.2%	10.9%	10.2%	11.4%

Ratios:
Consolidated Debt to Total Market Capitalization (3)	26%	24%	25%	28%	23%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (3)	27%	24%	26%	29%	23%
Consolidated Debt to EBITDA (4)	5.2x	5.4x	5.6x	4.8x	4.3x
Consolidated Net Debt to EBITDA (4)	5.1x	5.2x	5.4x	4.6x	4.1x
Interest Coverage Ratio	5.6x	4.4x	5.3x	5.5x	4.9x
Core FFO Payout Ratio (5)	33%	43%	35%	35%	38%
Core FAD Payout Ratio (6)	41%	53%	46%	46%	53%

Class A common stock price at quarter end	$17.06	$18.81	$17.58	$15.02	$16.50
Average closing price	$18.01	$18.15	$16.28	$16.20	$16.07
Dividends per share - annualized	$0.34	$0.34	$0.34	$0.34	$0.34
Dividend yield (7)	2.0%	1.8%	1.9%	2.3%	2.1%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,609,813	—

Class A common stock	113,119,634	110,598,327	106,030,449	97,035,359	94,486,204
Class B common stock	1,134,252	1,149,014	1,161,438	1,232,183	1,121,786
Operating partnership units	153,332,538	155,808,466	159,912,447	168,862,138	150,356,053

Total common stock and operating partnership units outstanding	267,586,424	267,555,807	267,104,334	267,129,680	245,964,043

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 24 and for a reconciliation of these metrics to net income, see pages 19 and 20.
(2)	Based on leases signed and commenced as of end of period.
(3)	Market capitalization represents the sum of (i) Company’s common stock per share price as of June 30, 2015 multiplied by the total outstanding number of shares of common stock and operating partnership units as of June 30, 2015; (ii) the number of perpetual preferred units at June 30, 2015 multiplied by $16.62 and (iii) our outstanding indebtedness as of June 30, 2015.
(4)	Calculated based on trailing 12 months EBITDA for the first and second quarters 2015 and the fourth quarter 2014. For prior quarters, quarterly EBITDA was annualized.
(5)	Represents the amount of Core FFO paid out in distributions.
(6)	Represents the amount of Core FAD paid out in distributions.
(7)	Based on the closing price per share of Class A common stock on June 30, 2015.

Second Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory

Number of properties	20	9	5	6
Square feet	10,042,025	7,975,720	1,862,130	204,175
Occupancy (2)	88.0%	86.4%	93.4%	100.0%

Revenue	$163,805	$109,252	$19,511	$4,442	$30,600
Operating expenses	(70,639)	(53,393)	(8,345)	(1,481)	(7,420)

Net operating income	93,166	55,859	11,166	2,961	23,180
Straight-line rent	(5,622)	(5,643)	(74)	95	—
Above/below-market lease amortization	(4,576)	(4,576)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$84,926	$47,598	$11,092	$3,056	$23,180

Leasing activity
Total leases executed	79	65	14	—
Total square footage executed	254,360	203,721	50,639	—
Average rent psf - leases executed	$64.67	$68.72	$41.90	$—
Previously escalated rents psf	$44.31	$44.42	$43.67	$—
Percentage of new rent over previously escalated rents	46.0%	54.7%	-4.0%	—

Leasing commission costs per square foot	$12.33	$14.24	$4.90	$—
Tenant improvement costs per square foot	47.15	51.25	31.55	—

Total LC and TI per square foot (3)	$59.48	$65.49	$36.45	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	236,324	18,036	254,360
Average rent psf - leases executed	$52.37	$207.71	$64.67
Previously escalated rents psf	$40.70	$91.08	$44.31
Percentage of new rent over previously escalated rents	28.7%	128.1%	46.0%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	185,685	18,036	203,721
Average rent psf - leases executed	$55.22	$207.71	$68.72
Previously escalated rents psf	$39.89	$91.08	$44.42
Percentage of new rent over previously escalated rents	38.4%	128.1%	54.7%

Second Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory

Number of properties	20	9	5	6
Square feet	10,018,399	7,953,643	1,860,581	204,175
Occupancy (2)	87.6%	86.2%	92.0%	100.0%

Revenue	$149,829	$107,733	$19,118	$4,755	$18,223
Operating expenses	(74,738)	(58,224)	(8,039)	(1,498)	(6,977)

Net operating income	75,091	49,509	11,079	3,257	11,246
Straight-line rent	(4,102)	(4,349)	271	(24)	—
Above/below-market lease amortization	(5,291)	(5,291)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$67,656	$41,827	$11,350	$3,233	$11,246

Leasing activity
Total leases executed	60	51	9	—
Total square footage executed	418,092	372,028	46,064	—
Average rent psf - leases executed	$88.38	$93.92	$40.44	$—
Previously escalated rents psf	$35.43	$35.00	$39.14	$—
Percentage of new rent over previously escalated rents	149.5%	168.3%	3.3%	—

Leasing commission costs per square foot	$37.58	$41.21	$8.22	$—
Tenant improvement costs per square foot	52.41	53.46	43.95	—

Total LC and TI per square foot (3)	$89.99	$94.67	$52.17	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	367,761	50,331	418,092
Average rent psf - leases executed	$52.64	$347.32	$88.38
Previously escalated rents psf	$35.33	$36.14	$35.43
Percentage of new rent over previously escalated rents	49.0%	861.0%	149.5%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	321,697	50,331	372,028
Average rent psf - leases executed	$54.27	$347.32	$93.92
Previously escalated rents psf	$34.82	$36.14	$35.00
Percentage of new rent over previously escalated rents	55.9%	861.0%	168.3%

Second Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2014
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,014,264	7,948,743	1,861,346	204,175
Occupancy (2)	88.6%	87.7%	91.1%	100.0%

Revenue	$165,041	$113,789	$18,497	$4,588	$28,167
Operating expenses	(75,655)	(58,483)	(7,591)	(1,750)	(7,831)

Net operating income	89,386	55,306	10,906	2,838	20,336
Straight-line rent	(7,613)	(7,538)	(135)	60	—
Above/below-market lease amortization	(5,613)	(5,613)	—	—	—
Below-market ground lease amortization	2,001	2,001	—	—	—

Cash net operating income	$78,161	$44,156	$10,771	$2,898	$20,336

Leasing activity
Total leases executed	63	54	9	—
Total square footage executed	200,480	155,482	44,998	—
Average rent psf - leases executed	$55.67	$58.60	$34.93	$—
Previously escalated rents psf	$44.12	$45.23	$36.30	$—
Percentage of new rent over previously escalated rents	26.2%	29.6%	-3.8%	—

Leasing commission costs per square foot	$12.39	$13.41	$8.85	$—
Tenant improvement costs per square foot	36.92	35.28	42.58	—

Total LC and TI per square foot (3)	$49.31	$48.69	$51.43	$—

	Three Months Ended September 30, 2014
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,024,329	7,976,822	1,843,332	204,175
Occupancy (2)	88.7%	87.7%	91.8%	100.0%

Revenue	$163,076	$103,528	$19,053	$4,811	$35,684
Operating expenses	(69,336)	(52,916)	(7,773)	(1,538)	(7,109)

Net operating income	93,740	50,612	11,280	3,273	28,575
Straight-line rent	(8,543)	(8,858)	433	(118)	—
Above/below-market lease amortization	(4,568)	(4,568)	—	—	—
Below-market ground lease amortization	1,750	1,750	—	—	—

Cash net operating income	$82,379	$38,936	$11,713	$3,155	$28,575

Leasing activity
Total leases executed	57	48	9	—
Total square footage executed	181,743	143,290	38,453	—
Average rent psf - leases executed	$51.11	$55.80	$33.65	$—
Previously escalated rents psf	$42.67	$44.99	$34.02	$—
Percentage of new rent over previously escalated rents	19.8%	24.0%	-1.1%	—

Leasing commission costs per square foot	$14.30	$16.97	$4.34	$—
Tenant improvement costs per square foot	43.54	53.14	7.79	—

Total LC and TI per square foot (3)	$57.84	$70.11	$12.13	$—

Second Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2014
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,371,044	6,323,271	1,843,598	204,175
Occupancy (2)	88.6%	87.8%	90.2%	100.0%

Revenue	$140,477	$86,693	$18,991	$4,404	$30,389
Operating expenses	(60,902)	(44,527)	(7,902)	(1,353)	(7,120)

Net operating income	79,575	42,166	11,089	3,051	23,269
Straight-line rent	(10,979)	(10,540)	(192)	(247)	—
Above/below-market lease amortization	(2,028)	(2,028)	—	—	—
Below-market ground lease amortization	426	426	—	—	—

Cash net operating income	$66,994	$30,024	$10,897	$2,804	$23,269

Leasing activity
Total leases executed	69	58	11	—
Total square footage executed	211,259	172,212	39,047	—
Average rent psf - leases executed	$49.05	$51.54	$37.53	$—
Previously escalated rents psf	$41.15	$41.03	$41.30	$—
Percentage of new rent over previously escalated rents	19.2%	25.6%	-9.1%	—

Leasing commission costs per square foot	$15.20	$16.52	$9.41	$—
Tenant improvement costs per square foot	45.65	51.29	20.78	—

Total LC and TI per square foot (3)	$60.85	$67.81	$30.19	$—

Notes:

(1)	Includes 515,374 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Second Quarter 2015

Same Store Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Total Portfolio (Excluding Observatory) - Same Store (1)
	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Number of properties	18	18	18	18	18
Square feet	8,381,029	8,365,056	8,362,744	8,372,784	8,371,044
Occupancy (2)	88.4%	88.1%	89.2%	89.2%	88.6%

Revenue	$112,618	$111,387	$116,347	$110,414	$110,088
Operating expenses	(54,818)	(58,879)	(58,815)	(55,393)	(53,782)

Net operating income	57,800	52,508	57,532	55,021	56,306
Straight-line rent	(4,410)	(3,272)	(5,237)	(7,132)	(10,979)
Above/below-market lease amortization	(1,664)	(1,731)	(2,449)	(1,892)	(2,028)
Below-market ground lease amortization	426	426	426	426	426

Cash net operating income	$52,152	$47,931	$50,272	$46,423	$43,725

Leasing activity
Total leases executed	74	50	56	55	69
Total square footage executed	232,220	281,110	172,168	179,366	212,259
Average rent psf - leases executed	$65.05	$53.27	$60.03	$51.20	$49.05
Previously escalated rents psf	$45.01	$34.61	$46.43	$42.64	$41.15
Percentage of new rent over previously escalated rents	44.5%	53.9%	29.3%	20.1%	19.2%

Leasing commission costs per square foot	$11.53	$16.54	$14.18	$14.45	$15.20
Tenant improvement costs per square foot	48.24	52.57	42.72	44.08	45.65

Total LC and TI per square foot (3)	$59.77	$69.11	$56.90	$58.53	$60.85

	Manhattan Office Portfolio - Same Store (1)
	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Number of properties	7	7	7	7	7
Square feet	6,314,724	6,300,300	6,297,223	6,325,276	6,323,271
Occupancy (2)	86.5%	86.6%	88.3%	88.1%	87.8%

Revenue	$88,665	$87,514	$93,262	$86,550	$86,693
Operating expenses	(44,992)	(49,342)	(49,474)	(46,082)	(44,527)

Net operating income	43,673	38,172	43,788	40,468	42,166
Straight-line rent	(4,431)	(3,519)	(5,162)	(7,447)	(10,540)
Above/below-market lease amortization	(1,664)	(1,731)	(2,449)	(1,892)	(2,028)
Below-market ground lease amortization	426	426	426	426	426

Cash net operating income	$38,004	$33,348	$36,603	$31,555	$30,024

Leasing activity
Total leases executed	60	41	47	46	58
Total square footage executed	181,581	235,046	127,170	140,913	172,212
Average rent psf - leases executed	$69.67	$55.61	$64.36	$56.00	$51.54
Previously escalated rents psf	$45.28	$33.79	$48.17	$44.99	$41.03
Percentage of new rent over previously escalated rents	53.9%	64.6%	33.6%	24.5%	25.6%

Leasing commission costs per square foot	$13.45	$18.17	$16.11	$17.21	$16.52
Tenant improvement costs per square foot	53.16	54.26	42.76	53.98	51.29

Total LC and TI per square foot (3)	$66.61	$72.43	$58.87	$71.19	$67.81

Notes:

(1)	Defined as the total portfolio excluding 112 West 34th Street and 1400 Broadway which the Company acquired on July 15, 2014 and the observatory.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Second Quarter 2015

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet(1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,663,407	84.7%	$108,449,173	$48.07	195
One Grand Central Place	Grand Central	1,190,197	84.9%	51,237,591	50.71	254
1400 Broadway (8)	Penn Station -Times Sq. South	897,903	93.9%	35,230,416	41.79	60
112 West 34th Street (9)	Penn Station -Times Sq. South	652,599	74.2%	22,605,501	46.68	28
250 West 57th Street	Columbus Circle - West Side	478,409	73.4%	17,664,904	50.31	131
501 Seventh Avenue	Penn Station -Times Sq. South	459,462	96.9%	19,017,716	42.72	36
1359 Broadway	Penn Station -Times Sq. South	454,041	91.5%	18,706,716	45.03	35
1350 Broadway (10)	Penn Station -Times Sq. South	371,804	90.1%	16,325,002	48.73	69
1333 Broadway	Penn Station -Times Sq. South	292,524	100.0%	13,335,426	45.59	10

Manhattan Office Properties - Office		7,460,346	86.2%	302,572,445	47.03	818

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	136,711	91.4%	17,086,951	136.75	18
One Grand Central Place	Grand Central	64,070	95.2%	6,572,324	107.75	14
1400 Broadway (8)	Penn Station -Times Sq. South	17,146	73.5%	1,365,850	108.38	8
112 West 34th Street (9)	Penn Station -Times Sq. South	93,348	96.5%	3,577,100	39.71	2
250 West 57th Street	Columbus Circle - West Side	48,633	85.7%	5,276,157	126.59	6
501 Seventh Avenue	Penn Station -Times Sq. South	34,536	87.1%	1,721,011	57.21	8
1359 Broadway	Penn Station -Times Sq. South	26,490	37.4%	1,199,329	121.06	4
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	100.0%	6,504,076	204.70	6
1333 Broadway	Penn Station -Times Sq. South	62,666	92.9%	6,600,657	113.38	2

Manhattan Office Properties - Retail		515,374	89.3%	49,903,455	108.41	68

Sub-Total/Weighted Average
Manhattan Office Properties - Office and Retail		7,975,720	86.4%	352,475,900	51.13	886

Greater New York Metropolitan Area
Office Properties
First Stamford Place (11)	Stamford, CT	794,517	93.6%	31,042,412	41.74	54
Metro Center	Stamford, CT	282,458	95.6%	15,060,110	55.77	31
383 Main Street	Norwalk, CT	261,447	95.5%	8,084,294	32.38	23
500 Mamaroneck Avenue	Harrison, NY	294,192	91.9%	8,004,240	29.61	34
10 Bank Street	White Plains, NY	229,516	89.7%	7,239,689	35.17	32

Sub-Total/Weighted Average Greater New York
Metropolitan Area Office Properties		1,862,130	93.4%	69,430,745	39.91	174

Standalone Retail Properties
10 Union Square	Union Square	58,005	100.0%	6,162,477	106.24	14
1542 Third Avenue	Upper East Side	56,250	100.0%	3,601,883	64.03	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,348,096	74.97	2
77 West 55th Street	Midtown	24,102	100.0%	2,540,347	105.40	3
69-97 Main Street	Westport, CT	16,826	100.0%	2,074,215	123.27	5
103-107 Main Street	Westport, CT	4,330	100.0%	606,446	140.06	1

Sub-Total/Weighted Average Standalone
Retail Properties		204,175	100.0%	18,333,464	89.79	29

Portfolio Total		10,042,025	88.0%	$440,240,109	$49.82	1,089

Total/Weighted Average Office Properties		9,322,476	87.7%	$372,003,190	$45.52	992
Total/Weighted Average Retail Properties		719,549	92.3%	68,236,919	102.69	97

Portfolio Total		10,042,025	88.0%	$440,240,109	$49.82	1,089

Notes:

(1)	Excludes (i) 185,203 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of June 30, 2015.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of June 30, 2015 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by Host Services of New York, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 48 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 62 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 35 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Second Quarter 2015

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent (4)	Annualized Rent Per Rentable Square Foot
Available	—	1,005,690	10.0%	$—	0.0%	$—
Signed leases not commenced	28	200,795	2.0%	—	0.0%	—
2015	161	553,456	5.5%	24,962,984	5.7%	45.10
2016	149	710,046	7.1%	33,290,053	7.6%	46.88
2017	171	764,925	7.6%	37,537,099	8.5%	49.07
2018	161	836,581	8.3%	40,225,851	9.1%	48.08
2019	108	679,655	6.8%	31,603,331	7.2%	46.50
2020	113	856,857	8.5%	47,748,082	10.8%	55.72
2021	55	532,521	5.3%	27,748,992	6.3%	52.11
2022	44	448,708	4.5%	24,293,245	5.5%	54.14
2023	36	544,752	5.4%	28,504,362	6.5%	52.33
2024	30	537,991	5.4%	28,270,389	6.4%	52.55
2025	23	210,524	2.1%	11,956,366	2.7%	56.79
Thereafter	38	2,159,524	21.5%	104,099,355	23.6%	48.20

Total	1,117	10,042,025	100.0%	$440,240,109	100.0%	$49.82

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 185,203 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Second Quarter 2015

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Available	—	865,604	11.6%	$—	0.0%	$—
Signed leases not commenced	14	163,324	2.2%	—	0.0%	—
2015	144	503,678	6.8%	22,447,914	7.4%	44.57
2016	119	456,447	6.1%	21,020,406	6.9%	46.05
2017	141	552,354	7.4%	26,393,758	8.7%	47.78
2018	119	543,179	7.3%	27,637,672	9.1%	50.88
2019	80	399,247	5.4%	18,594,575	6.1%	46.57
2020	76	569,458	7.6%	28,045,772	9.3%	49.25
2021	35	366,791	4.9%	17,020,131	5.6%	46.40
2022	28	197,614	2.6%	10,270,544	3.4%	51.97
2023	23	377,873	5.1%	17,893,526	5.9%	47.35
2024	13	323,938	4.3%	14,906,010	4.9%	46.02
2025	13	112,517	1.5%	6,290,710	2.1%	55.91
Thereafter	27	2,028,322	27.2%	92,051,427	30.4%	45.38

Total Manhattan office properties	832	7,460,346	100.0%	302,572,445	100.0%	47.03

Greater New York Metropolitan Area Office Properties
Available	—	97,758	5.2%	—	0.0%	—
Signed leases not commenced	8	24,732	1.2%	—	0.0%	—
2015	11	45,760	2.5%	1,930,695	2.8%	42.19
2016	14	59,007	3.2%	2,143,945	3.1%	36.33
2017	24	166,122	8.9%	6,675,186	9.6%	40.18
2018	36	272,773	14.6%	10,241,853	14.8%	37.55
2019	22	253,464	13.6%	9,873,703	14.2%	38.96
2020	26	224,793	12.1%	9,272,859	13.4%	41.25
2021	13	134,223	7.2%	5,841,631	8.4%	43.52
2022	8	188,707	10.1%	7,171,292	10.3%	38.00
2023	6	118,242	6.3%	5,244,052	7.6%	44.35
2024	3	181,475	9.7%	7,571,319	10.9%	41.72
2025	8	78,377	4.2%	2,776,632	4.0%	35.43
Thereafter	3	16,697	1.0%	687,578	1.0%	41.18

Total greater New York metropolitan area office properties	182	1,862,130	100.0%	69,430,745	100.0%	39.91

Retail Properties
Available	—	42,328	5.9%	—	0.0%	—
Signed leases not commenced	6	12,739	1.8%	—	0.0%	—
2015	6	4,018	0.6%	584,375	0.9%	145.44
2016	16	194,592	27.0%	10,125,702	14.8%	52.04
2017	6	46,449	6.5%	4,468,155	6.5%	96.19
2018	6	20,629	2.9%	2,346,326	3.4%	113.74
2019	6	26,944	3.7%	3,135,053	4.6%	116.35
2020	11	62,606	8.7%	10,429,451	15.3%	166.59
2021	7	31,507	4.4%	4,887,230	7.2%	155.12
2022	8	62,387	8.7%	6,851,409	10.0%	109.82
2023	7	48,637	6.8%	5,366,784	7.9%	110.34
2024	14	32,578	4.5%	5,793,060	8.5%	177.82
2025	2	19,630	2.7%	2,889,024	4.2%	147.17
Thereafter	8	114,505	15.9%	11,360,350	16.6%	99.21

Total retail properties	103	719,549	100.0%	68,236,919	100.0%	102.69

Total portfolio lease expirations	1,117	10,042,025	100.0%	$440,240,109	100.0%	$49.82

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 185,203 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Second Quarter 2015

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Available	—	280,690	10.5%	$—	0.0%	$—
Signed leases not commenced	4	128,734	4.8%	—	0.0%	—
2015	35	185,173	7.0%	8,130,447	7.5%	43.91
2016	14	56,747	2.1%	2,554,742	2.4%	45.02
2017	26	94,385	3.5%	5,247,713	4.8%	55.60
2018	24	90,601	3.4%	4,696,182	4.3%	51.83
2019	15	58,292	2.2%	2,732,007	2.5%	46.87
2020	34	282,140	10.6%	14,878,426	13.7%	52.73
2021	11	83,520	3.1%	3,989,610	3.7%	47.77
2022	12	46,381	1.7%	2,529,495	2.3%	54.54
2023	6	34,549	1.3%	1,792,618	1.7%	51.89
2024	7	140,386	5.3%	6,849,630	6.3%	48.79
2025	3	24,062	0.9%	1,279,049	1.2%	53.16
Thereafter	8	1,157,747	43.5%	53,769,254	49.6%	46.44

Total Empire State Building office	199	2,663,407	100.0%	$108,449,173	100.0%	$48.07

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 57,226 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Second Quarter 2015

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Number of Leases	Number of Properties	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)

1. Global Brands Group	3	2	Oct. 2021-Oct. 2028	13.3 years	698,488	7.0%	$29,124,620	6.6%
2. Coty	1	1	Jan. 2030	14.6 years	311,242	3.1%	15,279,653	3.5%
3. PVH Corp.	1	1	Oct. 2028	13.3 years	211,311	2.1%	9,021,270	2.0%
4. Thomson Reuters	4	2	Apr. 2018-Apr. 2020	4.8 years	147,208	1.5%	7,675,992	1.7%
5. LinkedIn	1	1	Feb. 2026	10.7 years	152,411	1.5%	7,332,856	1.7%
6. Federal Deposit Insurance Corporation	1	1	Feb. 2020	4.7 years	121,879	1.2%	6,680,153	1.5%
7. Li & Fung	3	1	Oct. 2021-Oct. 2027	12.3 years	149,436	1.4%	6,478,121	1.5%
8. Urban Outfitters	1	1	Sept. 2029	14.3 years	56,730	0.6%	6,200,000	1.4%
9. Legg Mason	1	1	Sept. 2024	9.3 years	138,868	1.4%	6,129,370	1.4%
10. Duane Reade	3	3	Feb. 2021-Sept. 2027	12.2 years	47,541	0.5%	6,080,640	1.4%
11. Bank of America	3	3	Apr. 2016-Feb. 2018	2.7 years	29,671	0.3%	5,449,463	1.2%
12. Footlocker	2	1	Apr. 2016	0.8 years	170,187	1.7%	5,421,107	1.2%
13. Host Services of New York	1	1	May 2020	4.9 years	5,300	0.1%	4,950,433	1.1%
14. Aeropostale	2	1	Nov. 2015-Nov. 2016	1.4 years	88,760	0.9%	4,793,074	1.1%
15. Kohl’s	1	1	May 2029	13.9 years	111,834	1.1%	4,461,846	1.0%
16. On Deck Capital	1	1	Jan. 2025	9.6 years	87,941	0.9%	4,390,976	1.0%
17. Odyssey Reinsurance	1	1	Sept. 2022	7.3 years	101,619	1.0%	3,843,803	0.9%
18. The Interpublic Group of Companies	1	1	Aug. 2024	9.4 years	86,561	0.9%	3,829,133	0.9%
19. Shutterstock	1	1	Sept. 2024	9.3 years	82,331	0.8%	3,658,715	0.8%
20. Reed Elsevier	1	1	May 2022	6.9 years	102,376	1.0%	3,449,420	0.8%

Total	33				2,901,694	29.0%	$144,250,645	32.7%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. None of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of June 30, 2015.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Second Quarter 2015

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
Capital expenditures	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Tenant improvements - first generation	$13,536	$27,662	$29,620	$28,462	$16,827
Tenant improvements - second generation	2,015	1,681	1,020	3,090	3,250
Leasing commissions - first generation	4,613	15,813	2,481	2,945	1,207
Leasing commissions - second generation	513	372	386	1,401	1,229
Building improvements - first generation	13,833	8,420	13,678	24,328	11,721
Building improvements - second generation	928	333	2,391	893	344

Total	$35,438	$54,281	$49,576	$61,119	$34,578

Building redevelopment program components

•	Upgrading common areas: lobbies, elevators, corridors and bathrooms

•	Installing energy efficient building systems

•	Improving roofs, windows and facades

•	Optimizing base floors for retail

Building redevelopment program costs (1) (2)

•	Spent to date: $616 million

•	To be invested: $55 to $85 million between 2015 and 2016

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 560,000 square feet

•	Future redevelopment (other Manhattan properties) - 1,530,000 square feet

•	Redevelopment completed - 5,900,000 square feet

Inventory of vacant space (2)

•	Developed - 560,000 square feet, 64%

•	Undeveloped - 310,000 square feet, 36%

Inventory of undeveloped space (2)

•	Vacant - 310,000 square feet, 15%

•	Expires in 2015 through 2016 - 780,000 square feet, 37%

•	Expires in 2017 and thereafter -1,000,000 square feet, 48%

Notes:

(1)	These estimates are based on the Company’s current budgets (which do not include base building work in tenant spaces, tenant improvements and leasing commission costs) and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Second Quarter 2015

Observatory Summary

(unaudited and in thousands)

	Three Months Ended
Observatory NOI	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Observatory revenue	$30,600	$18,223	$28,167	$35,684	$30,389
Observatory expenses	7,420	6,977	7,831	7,109	7,120

NOI	23,180	11,246	20,336	28,575	23,269
Intercompany rent expense (1)	18,910	11,664	17,874	19,936	16,283

NOI after intercompany rent	$4,270	$(418)	$2,462	$8,639	$6,986

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2010 to 2014

Second Quarter 2015

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,172	$187,566
Development costs	7,388	7,332	6,986	6,971	6,861
Building and improvements	1,996,318	1,967,260	1,931,681	1,899,467	1,508,309

	2,204,902	2,175,788	2,139,863	2,107,610	1,702,736
Less: accumulated depreciation	(423,279)	(399,851)	(377,552)	(354,730)	(332,766)

Commercial real estate properties, net	1,781,623	1,775,937	1,762,311	1,752,880	1,369,970
Cash and cash equivalents	34,221	36,463	45,732	52,918	41,791
Restricted cash	69,709	61,007	60,273	63,821	55,482
Tenant and other receivables, net	16,431	12,759	23,745	29,837	26,185
Deferred rent receivables, net	111,897	106,226	102,104	94,837	85,948
Prepaid expenses and other assets	47,857	30,715	48,504	31,091	39,658
Deferred costs, net	352,940	368,637	370,460	392,397	304,652
Acquired below-market ground leases, net	387,807	389,765	391,887	392,756	61,460
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,293,964	$3,272,988	$3,296,495	$3,302,016	$2,476,625

Liabilities and Equity
Mortgage notes payable	$759,405	$855,032	$903,985	$1,005,569	$873,863
Senior unsecured notes	589,002	588,335	237,667	236,999	—
Unsecured revolving credit facility	285,000	165,000	—	—	—
Term loan and credit facility	—	—	470,000	355,600	355,000
Accounts payable and accrued expenses	101,674	101,797	96,563	97,413	74,807
Acquired below-market leases, net	121,286	129,736	138,859	148,493	120,219
Deferred revenue and other liabilities	18,713	20,994	27,876	24,728	18,722
Tenants’ security deposits	46,338	44,388	40,448	40,111	34,170

Total liabilities	1,921,418	1,905,282	1,915,398	1,908,913	1,476,781
Total equity	1,372,546	1,367,706	1,381,097	1,393,103	999,844

Total liabilities and equity	$3,293,964	$3,272,988	$3,296,495	$3,302,016	$2,476,625

Second Quarter 2015

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues
Rental revenue	$112,866	$110,058	$112,259	$106,152	$92,210
Tenant expense reimbursement	18,582	18,200	18,160	20,034	14,304
Observatory revenue	30,600	18,223	28,167	35,684	30,389
Construction revenue	374	1,607	4,918	5,804	12,963
Third party management and other fees	594	446	451	561	753
Other revenue and fees	1,757	3,348	6,456	1,206	4,549

Total revenues	164,773	151,882	170,411	169,441	155,168

Operating expenses
Property operating expenses	37,935	42,452	41,748	38,291	35,149
Ground rent expenses	2,332	2,331	2,375	2,066	447
Marketing, general, and administrative expenses	9,113	9,100	9,251	10,071	9,560
Observatory expenses	7,420	6,977	7,831	7,109	7,120
Construction expenses	353	2,869	5,423	6,095	12,795
Real estate taxes	22,952	22,978	23,702	21,870	18,186
Acquisition expenses	—	—	—	2,647	735
Depreciation and amortization	39,629	41,418	48,799	37,880	28,637

Total operating expenses	119,734	128,125	139,129	126,029	112,629

Total operating income	45,039	23,757	31,282	43,412	42,539
Other income (expense)
Interest expense	(17,571)	(16,047)	(19,816)	(17,674)	(14,629)

Income before income taxes	27,468	7,710	11,466	25,738	27,910
Income tax (expense) benefit	(883)	178	(502)	(3,004)	(2,629)

Net income	26,585	7,888	10,964	22,734	25,281
Perpetual preferred unit distributions	(234)	(234)	(235)	(241)	—
Net income attributable to non-controlling interests	(15,231)	(4,516)	(6,587)	(14,171)	(15,447)

Net income attributable to Empire State Realty Trust, Inc.	$11,120	$3,138	$4,142	$8,322	$9,834

Weighted average common shares outstanding
Basic	112,852	109,400	103,022	97,729	95,466

Diluted	265,867	265,810	265,779	263,041	244,436

Net income per share attributable to Empire State Realty Trust, Inc.
Basic and Diluted	$0.10	$0.03	$0.04	$0.09	$0.10

Dividends per share	$0.085	$0.085	$0.085	$0.085	$0.085

Second Quarter 2015

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$26,585	$7,888	$10,964	$22,734	$25,281
Preferred unit distributions	(234)	(234)	(235)	(241)	—
Real estate depreciation and amortization	39,542	41,233	48,711	37,797	28,556

FFO	65,893	48,887	59,440	60,290	53,837
Amortization of below-market ground lease	1,958	1,958	2,001	1,750	426

Modified FFO	67,851	50,845	61,441	62,040	54,263
Deferred financing costs write-off and prepayment penalty	404	1,345	3,771	—	—
Construction severance expenses, net of taxes	—	480	—	—	—
Gain on settlement of lawsuit related to the Observatory, net of income taxes	—	—	—	—	(540)
Private perpetual preferred exchange offering expenses	—	—	—	407	950
Acquisition expenses	—	—	—	2,647	735

Core FFO	$68,255	$52,670	$65,212	$65,094	$55,408

Total weighted average shares and Operating Partnership Units
Basic and Diluted	265,867	265,810	265,779	263,041	244,436

FFO per share
Basic and Diluted	$0.25	$0.18	$0.22	$0.23	$0.22

Modified FFO per share
Basic and Diluted	$0.26	$0.19	$0.23	$0.24	$0.22

Core FFO per share
Basic and Diluted	$0.26	$0.20	$0.25	$0.25	$0.23

Reconciliation of Core FFO to Core FAD
Core FFO	$68,255	$52,670	$65,212	$65,094	$55,408
Add:
Amortization of deferred financing costs	1,054	1,076	1,541	2,653	1,375
Non-real estate depreciation and amortization	87	185	88	83	80
Amortization of non-cash compensation expense	1,230	1,694	813	939	944
Amortization of debt discount	668	668	668	356	—
Deduct:
Straight-line rental revenues	(5,622)	(4,102)	(7,613)	(8,543)	(10,979)
Amortization of debt premiums	(1,737)	(1,869)	(1,753)	(1,622)	(738)
Above/below-market rent revenue	(4,576)	(5,291)	(5,613)	(4,568)	(2,028)
FF&E purchases	—	—	—	—	(3)
Tenant improvements - second generation	(2,015)	(1,681)	(1,020)	(3,090)	(3,250)
Building improvements - second generation	(928)	(333)	(2,391)	(893)	(344)
Leasing commissions - second generation	(513)	(372)	(386)	(1,401)	(1,229)

Core FAD	$55,903	$42,645	$49,546	$49,008	$39,236

Core FAD per share
Basic and Diluted	$0.21	$0.16	$0.19	$0.19	$0.16

Reconciliation of Net Income to EBITDA
Net income	$26,585	$7,888	$10,964	$22,734	$25,281
Perpetual preferred unit distributions	(234)	(234)	(235)	(241)	—
Interest expense	17,571	16,047	19,816	17,674	14,629
Income tax expense (benefit)	883	(178)	502	3,004	2,629
Depreciation and amortization	39,629	41,418	48,799	37,880	28,637
Acquisition expenses	—	—	—	2,647	735

EBITDA	$84,434	$64,941	$79,846	$83,698	$71,911

Second Quarter 2015

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Reconciliation of Net Income to NOI, Cash NOI and Same Store Cash NOI
Net income	$26,585	$7,888	$10,964	$22,734	$25,281
Add:
Marketing, general and administrative expenses	9,113	9,100	9,251	10,071	9,560
Depreciation and amortization	39,629	41,418	48,799	37,880	28,637
Interest expense	17,571	16,047	19,816	17,674	14,629
Construction expenses	353	2,869	5,423	6,095	12,795
Acquisition expenses	—	—	—	2,647	735
Income tax expense (benefit)	883	(178)	502	3,004	2,629
Less:
Construction revenue	(374)	(1,607)	(4,918)	(5,804)	(12,963)
Third-party management and other fees	(594)	(446)	(451)	(561)	(753)
Gain on settlement of lawsuit related to the Observatory	—	—	—	—	(975)

Net operating income	93,166	75,091	89,386	93,740	79,575

Straight-line rent	(5,622)	(4,102)	(7,613)	(8,543)	(10,979)
Above/below-market lease amortization	(4,576)	(5,291)	(5,613)	(4,568)	(2,028)
Below-market ground lease amortization	1,958	1,958	2,001	1,750	426

Cash net operating income	84,926	67,656	78,161	82,379	66,994

Less: 112 West 34th St. and 1400 Broadway cash NOI	(9,594)	(8,479)	(7,553)	(7,381)	—
Less: Observatory NOI	(23,180)	(11,246)	(20,336)	(28,575)	(23,269)

Total portfolio (excluding observatory) same-store cash net operating income	$52,152	$47,931	$50,272	$46,423	$43,725

Second Quarter 2015

Debt Summary

(unaudited and dollars in thousands)

	June 30, 2015			March 31, 2015
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$741,089	5.53%	3.2	$743,979	5.53%	3.5
Senior unsecured notes	600,000	3.47%	8.9	600,000	3.47%	9.1

Total fixed rate debt	1,341,089	4.61%	5.7	1,343,979	4.61%	6.0

Variable rate mortgage debt	—	—	—	91,000	1.53%	2.6
Unsecured revolving credit facility	285,000	1.34%	3.6	165,000	1.33%	3.8

Total variable rate debt	285,000	1.34%	3.6	256,000	1.40%	3.4

Total debt	1,626,089	4.04%	5.4	1,599,979	4.10%	5.6

Premium/discount	7,318			8,388

Total	$1,633,407			$1,608,367

Available Capacity	Facility	Outstanding at June 30, 2015	Letters of Credit	Available Capacity at June 30, 2015
Unsecured revolving credit facility (1)	$800,000	$285,000	$—	$515,000

Covenant Summary	Required	Current Quarter	In Compliance
Maximum Total Leverage(2)	< 60%	29.7%	Yes
Maximum Secured Debt	< 40%	13.8%	Yes
Minimum Fixed Charge Coverage	> 1.50x	3.9x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	7.1x	Yes
Maximum Unsecured Leverage	< 60%	25.0%	Yes
Maximum Secured Recourse Indebtedness	< 10%	0%	Yes
Minimum Tangible Net Worth	$745,356	$941,927	Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances. This facility matures in January 2019 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Second Quarter 2015

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
10 Union Square	6.00%	6.00%	$20,466	5/1/2017	30 years
10 Bank Street	5.72%	5.72%	32,535	6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	18,427	6/1/2017	30 years
First Stamford Place	5.65%	5.65%	240,536	7/5/2017	30 years
383 Main Avenue, Norwalk, CT	5.59%	5.59%	29,565	7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	27,333	7/5/2017	30 years
1333 Broadway	6.32%	6.32%	69,118	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	69,218	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,702	2/5/2018	30 years
112 West 34th Street (first lien mortgage loan)	6.01%	6.01%	76,953	4/5/2018	30 years
112 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,702	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	38,628	4/5/2018	30 years
Metro Center	3.59%	3.59%	98,906	11/5/2024	30 years

Total mortgage debt			741,089

Unsecured Revolving Credit Facility	LIBOR plus 1.15%	1.34%	285,000	1/23/2019	Interest only
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		4.04%	1,626,089

Premium/discounts			7,318

Total			$1,633,407

Second Quarter 2015

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt

2015	$5,943	$—	$5,943	0.4%	n/a
2016	12,387	—	12,387	0.8%	n/a
2017	10,070	355,761	365,831	22.5%	5.69%
2018	2,880	262,210	265,090	16.3%	6.02%
2019	2,188	535,000	537,188	33.0%	1.94%
Thereafter	11,975	427,675	439,650	27.0%	3.97%

Total debt	$45,443	$1,580,646	1,626,089	100.0%	4.04%

Premium/discount			7,318

Total			$1,633,407

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	112 West 34th Street	Total
2015	$54	$337	$367	$758
2016	108	675	735	1,518
2017	108	675	735	1,518
2018	108	675	735	1,518
2019	108	675	735	1,518
Thereafter	2,547	13,500	42,201	58,248

	$3,033	$16,537	$45,508	$65,078

Second Quarter 2015

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the July 2014 acquisition of two properties as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items associated with the Company’s initial public offering, or IPO, and formation transactions: gain on consolidation of non-controlling entities, acquisition expenses, severance expenses and retirement equity compensation expenses. It also adds back private perpetual preferred exchange offering expenses, acquisition expenses, and gain on settlement of lawsuit related to the Observatory, net of income taxes, deferred financing cost write-off, prepayment penalties and construction severance expenses. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes items associated with its IPO and formation transactions and other non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by investors and our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (i) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly entitled measures and, accordingly, our NOI may not-be comparable to similarly entitled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization and acquisition expenses. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.